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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) January 20, 1998

                       FIRST CENTRAL FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

   New York                      1-9138                        11-2648222
(State or Other          (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)

                                266 Merrick Road
                            Lynbrook, New York 11563
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (516) 593-7070




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ITEM 5. OTHER EVENTS

        Pursuant to Paragraph F of the General Instructions to Form 8-K, the Company hereby incorporates by reference herein the press release issued by the Company on January 20, 1998, which is attached hereto as Exhibit 99.

ITEM 7.    FINANCIAL STATEMENTS' PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)    EXHIBITS

           Exhibit       Description

           99            Press release, dated January 20, 1998



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIRST CENTRAL FINANCIAL CORPORATION


 January 20, 1998                            By: /s/ Andrew W. Attivissimo
                                                 ---------------------------
                                                Andrew W. Attivissimo
                                                President

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                               INDEX TO EXHIBITS

  Exhibit              Description
  -------              ------------

    99        Press release, dated January 20, 1998





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